                                                                                                           MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------
12/19/2001    12:58:27     CARVE Version 640.00   /u/margol/deal/msdwc_01-TOP5/priced/top5.finalsizes.1219.carve
MS      MS          SERIES 2001-TOP5 PRICED                            CLASS A1
-----------------------------------------------------------------------------------------------------------------------------
   Class                  A1                Settlement Date      12/27/2001       Coupon          5.02000
   Original Balance       126,640,000.00    Dated Date           12/01/2001       Delay           14
   Current Balance        126,668,000.00    First Payment Date   01/15/2002       Lead Manager    Morgan Stanley & Co.
   Credit Rating          Aaa/AAA           Next Payment Date    01/15/2002       Orig Deal Size  1,041,991,908.17
   Market Desc            N/A               Payment Freq         Monthly          Num of Tranches 21
   Factor                 1.00022110        Interest Freq        Monthly          Deal Age        0



-------------------------------------------


-------------------------------------------
Cusip              N/A
Yield Table Date   12/19/2001
Yield Frequency    SemiAnnual
Yield Day Count    30/360

TREASURY CURVE
      2  3.0540     5  4.3880     10  5.0840     30  5.4786

SWAP CURVE
      2 yr  47.5000   3 yr   83.5000   5 yr   75.5000   7 yr   87.2500   10 yr   77.2500   20 yr   113.4600   30 yr   73.0000

PREPAY                  CPR 0           (!YM) CPR 25     (!YM) CPR 50   (!YM) CPR 75       (!YM) CPR 100
---------------------------------------------------------------------------------------------------------------
PRICE / YIELD

---------------------------------------------------------------------------------------------------------------
               99.3998         5.21             5.21            5.21            5.21               5.21
               99.4623         5.19             5.19            5.19            5.19               5.19
               99.5248         5.17             5.17            5.17            5.17               5.17
               99.5873         5.15             5.15            5.15            5.15               5.15
               99.6498         5.12             5.12            5.12            5.12               5.13
               99.7123         5.10             5.10            5.10            5.10               5.10
               99.7748         5.08             5.08            5.08            5.08               5.08
               99.8373         5.06             5.06            5.06            5.06               5.06
               99.8998         5.04             5.04            5.04            5.04               5.04
               99.9623         5.02             5.02            5.02            5.02               5.02
              100.0248         5.00             5.00            5.00            5.00               5.00
              100.0873         4.98             4.98            4.98            4.98               4.98
              100.1498         4.96             4.96            4.96            4.96               4.96
              100.2123         4.94             4.94            4.94            4.94               4.93
              100.2748         4.92             4.92            4.92            4.92               4.91
              100.3373         4.90             4.90            4.90            4.90               4.89
              100.3998         4.88             4.88            4.88            4.87               4.87
              100.4623         4.86             4.85            4.85            4.85               4.85
              100.5248         4.83             4.83            4.83            4.83               4.83
              100.5873         4.81             4.81            4.81            4.81               4.81
              100.6498         4.79             4.79            4.79            4.79               4.79
---------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                   3.40             3.40            3.39           3.38                3.30
FIRST PRIN               01/15/2002       01/15/2002      01/15/2002      01/15/2002         01/15/2002
LAST PRIN                11/15/2006       11/15/2006      11/15/2006      11/15/2006         09/15/2006
PAYMENT WINDOW                   59               59              59              59                 57
ACCRUAL FACTOR               0.3626           0.3626          0.3626          0.3626             0.3626
MOD DURATION @ 100.0248        3.00             3.00            3.00            2.99               2.92
SPREAD INTERP. @ 100.0248       132              133             133             133                137

                                                                     Page 1 of 6
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                   MORGAN STANLEY
----------------------------------------------------------------------------------------------------------------------------------
12/19/2001    12:58:27   CARVE Version 640.0   /u/margol/deal/msdwc_01-TOP5/priced/top5.finalsizes.1219.carve
MS      MS          SERIES 2001-TOP5 PRICED                            CLASS A2
----------------------------------------------------------------------------------------------------------------------------------
Class                    A2                 Settlement Date       12/27/2001        Coupon             5.90000
Original Balance         105,431,797.26     Dated Date            12/01/2001        Delay              14
Current Balance          105,432,000.00     First Payment Date    01/15/2002        Lead Manager       Morgan Stanley & Co.
Credit Rating            Aaa/AAA            Next Payment Date     01/15/2002        Orig Deal Size     1,041,991,908.17
Market Desc              N/A                Payment Freq          Monthly           Num of Tranches    21
Factor                   1.00000192         Interest Freq         Monthly           Deal Age           0


--------------------------------------


--------------------------------------
 Cusip               N/A
 Yield Table Date    12/19/2001
 Yield Frequency     SemiAnnual
 Yield Day Count     30/360


TREASURY CURVE
          2  3.0540     5  4.3880     10  5.0840     30  5.4786

SWAP CURVE
    2 yr   47.5000   3 yr   83.5000   5 yr   75.5000   7 yr   87.2500   10 yr   77.2500   20 yr   113.4600   30 yr   73.0000

PREPAY                  CPR 0           (!YM) CPR 25   (!YM) CPR 50     (!YM) CPR 75     (!YM) CPR 100
---------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------
               99.8999         5.95            5.95              5.95          5.95                5.94
               99.9624         5.93            5.93              5.93          5.93                5.93
              100.0249         5.92            5.92              5.92          5.92                5.92
              100.0874         5.91            5.91              5.91          5.91                5.90
              100.1499         5.89            5.89              5.89          5.89                5.89
              100.2124         5.88            5.88              5.88          5.88                5.88
              100.2749         5.87            5.87              5.87          5.87                5.86
              100.3374         5.85            5.85              5.85          5.85                5.85
              100.3999         5.84            5.84              5.84          5.84                5.84
              100.4624         5.83            5.83              5.83          5.83                5.82
              100.5249         5.81            5.81              5.81          5.81                5.81
              100.5874         5.80            5.80              5.80          5.80                5.80
              100.6499         5.79            5.79              5.79          5.79                5.78
              100.7124         5.77            5.77              5.77          5.77                5.77
              100.7749         5.76            5.76              5.76          5.76                5.76
              100.8374         5.75            5.75              5.75          5.75                5.74
              100.8999         5.73            5.73              5.73          5.73                5.73
              100.9624         5.72            5.72              5.72          5.72                5.72
              101.0249         5.71            5.71              5.71          5.71                5.70
              101.0874         5.70            5.70              5.70          5.69                5.69
              101.1499         5.68            5.68              5.68          5.68                5.68
---------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                   5.70            5.70              5.69          5.68                5.57
FIRST PRIN               11/15/2006      11/15/2006        11/15/2006    11/15/2006          09/15/2006
LAST PRIN                03/15/2008      03/15/2008        03/15/2008    03/15/2008          03/15/2008
PAYMENT WINDOW                   17              17                17            17                  19
ACCRUAL FACTOR               0.4261          0.4261            0.4261        0.4261              0.4261
MOD DURATION @ 100.5249        4.71            4.71              4.70          4.70                4.62
SPREAD INTERP. @ 100.5249       133             133               133           133                 134

                                                                     Page 2 of 6
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                    MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
12/19/2001     12:58:27    CARVE Version 640.0      /u/margol/deal/msdwc_01-TOP5/1217/top5.seq.updpxguid.1217.carve
MS      MS          SERIES 2001-TOP5 PRICED                            CLASS A3
-----------------------------------------------------------------------------------------------------------------------------------
Class                    A3                 Settlement Date       12/27/2001        Coupon              6.16000
Original Balance         136,593,147.66     Dated Date            12/01/2001        Delay               14
Current Balance          136,593,000.00     First Payment Date    01/15/2002        Lead Manager        Morgan Stanley & Co.
Credit Rating            Aaa/AAA            Next Payment Date     01/15/2002        Orig Deal Size      1,041,991,908.17
Market Desc              N/A                Payment Freq          Monthly           Num of Tranches     21
Factor                   0.99999892         Interest Freq         Monthly           Deal Age            0


--------------------------------------


--------------------------------------
Cusip               N/A
Yield Table Date    12/19/2001
Yield Frequency     SemiAnnual
Yield Day Count     30/360



TREASURY CURVE
          2  3.0540     5  4.3880     10  5.0840     30  5.4786

SWAP CURVE
    2 yr   47.5000   3 yr   83.5000   5 yr   75.5000   7 yr   87.2500   10 yr   77.2500   20 yr   113.4600   30 yr   73.0000

PREPAY                  CPR 0           (!YM) CPR 25    (!YM) CPR 50    (!YM) CPR 75       (!YM) CPR 100
---------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------
              99.8776         6.22             6.22             6.22            6.22               6.22
              99.9401         6.21             6.21             6.21            6.21               6.21
             100.0026         6.20             6.20             6.20            6.20               6.20
             100.0651         6.19             6.19             6.19            6.19               6.18
             100.1276         6.18             6.18             6.18            6.18               6.17
             100.1901         6.17             6.17             6.16            6.16               6.16
             100.2526         6.15             6.15             6.15            6.15               6.15
             100.3151         6.14             6.14             6.14            6.14               6.14
             100.3776         6.13             6.13             6.13            6.13               6.13
             100.4401         6.12             6.12             6.12            6.12               6.12
             100.5026         6.11             6.11             6.11            6.11               6.11
             100.5651         6.10             6.10             6.10            6.10               6.10
             100.6276         6.09             6.09             6.09            6.09               6.08
             100.6901         6.08             6.08             6.08            6.08               6.07
             100.7526         6.07             6.07             6.07            6.07               6.06
             100.8151         6.06             6.06             6.06            6.06               6.05
             100.8776         6.05             6.05             6.05            6.04               6.04
             100.9401         6.04             6.04             6.04            6.03               6.03
             101.0026         6.03             6.03             6.02            6.02               6.02
             101.0651         6.02             6.01             6.01            6.01               6.01
             101.1276         6.00             6.00             6.00            6.00               6.00
---------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                  7.40             7.37             7.33            7.27               7.06
FIRST PRIN              03/15/2008       03/15/2008       03/15/2008      03/15/2008         03/15/2008
LAST PRIN               06/15/2010       06/15/2010       05/15/2010      05/15/2010         02/15/2010
PAYMENT WINDOW                  28               28               27              27                 24
ACCRUAL FACTOR              0.4449           0.4449           0.4449          0.4449             0.4449
MOD DURATION @ 100.5026       5.77             5.75             5.73            5.69               5.56
SPREAD INTERP. @ 100.5026      139              139              140             141                143

                                                                     Page 3 of 6
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                    MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
12/19/2001     12:58:27    CARVE Version 640.0      /u/margol/deal/msdwc_01-TOP5/1217/top5.seq.updpxguid.1217.carve
MS      MS          SERIES 2001-TOP5 PRICED                            CLASS A4
-----------------------------------------------------------------------------------------------------------------------------------
Class                    A4                 Settlement Date       12/27/2001        Coupon              6.39000
Original Balance         517,028,055.08     Dated Date            12/01/2001        Delay               14
Current Balance          517,000,000.00     First Payment Date    01/15/2002        Lead Manager        Morgan Stanley & Co.
Credit Rating            Aaa/AAA            Next Payment Date     01/15/2002        Orig Deal Size      1,041,991,908.17
Market Desc              N/A                Payment Freq          Monthly           Num of Tranches     21
Factor                   0.99994574         Interest Freq         Monthly           Deal Age            0

--------------------------------------


--------------------------------------
Cusip               N/A
Yield Table Date    12/19/2001
Yield Frequency     SemiAnnual
Yield Day Count     30/360


TREASURY CURVE
          2  3.0540     5  4.3880     10  5.0840     30  5.4786

SWAP CURVE
    2 yr   47.5000   3 yr   83.5000   5 yr   75.5000   7 yr   87.2500   10 yr   77.2500   20 yr   113.4600   30 yr   73.0000

PREPAY                  CPR 0           (!YM) CPR 25    (!YM) CPR 50    (!YM) CPR 75       (!YM) CPR 100
---------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------
               99.9186          6.45            6.45            6.45             6.45              6.45
               99.9811          6.44            6.44            6.44             6.44              6.44
              100.0436          6.43            6.43            6.43             6.43              6.43
              100.1061          6.42            6.42            6.42             6.42              6.42
              100.1686          6.42            6.42            6.42             6.42              6.42
              100.2311          6.41            6.41            6.41             6.41              6.41
              100.2936          6.40            6.40            6.40             6.40              6.40
              100.3561          6.39            6.39            6.39             6.39              6.39
              100.4186          6.38            6.38            6.38             6.38              6.38
              100.4811          6.37            6.37            6.37             6.37              6.37
              100.5436          6.36            6.36            6.36             6.36              6.36
              100.6061          6.35            6.35            6.35             6.35              6.35
              100.6686          6.35            6.34            6.34             6.34              6.34
              100.7311          6.34            6.34            6.34             6.34              6.33
              100.7936          6.33            6.33            6.33             6.33              6.32
              100.8561          6.32            6.32            6.32             6.32              6.32
              100.9186          6.31            6.31            6.31             6.31              6.31
              100.9811          6.30            6.30            6.30             6.30              6.30
              101.0436          6.29            6.29            6.29             6.29              6.29
              101.1061          6.28            6.28            6.28             6.28              6.28
              101.1686          6.27            6.27            6.27             6.27              6.27
---------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                    9.62            9.61            9.59             9.57              9.39
FIRST PRIN                06/15/2010      06/15/2010      05/15/2010       05/15/2010        02/15/2010
LAST PRIN                 11/15/2011      10/15/2011      10/15/2011       10/15/2011        08/15/2011
PAYMENT WINDOW                    18              17              18               18                19
ACCRUAL FACTOR                0.4615          0.4615          0.4615           0.4615            0.4615
MOD DURATION @ 100.5436         6.98            6.98            6.97             6.96              6.86
SPREAD INTERP. @ 100.5436        133             133             134              134               136

                                                                     Page 4 of 6
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                   MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
12/19/2001     12:58:27    CARVE Version 640.0      /u/margol/deal/msdwc_01-TOP5/1217/top5.seq.updpxguid.1217.carve
MS      MS          SERIES 2001-TOP5 PRICED                            CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Class                    B                  Settlement Date       12/27/2001        Coupon              6.56000
Original Balance         31,259,000.00      Dated Date            12/01/2001        Delay               14
Current Balance          31,259,000.00      First Payment Date    01/15/2002        Lead Manager        Morgan Stanley & Co.
Credit Rating            Aa2/AAA            Next Payment Date     01/15/2002        Orig Deal Size      1,041,991,908.17
Market Desc              N/A                Payment Freq          Monthly           Num of Tranches     21
Factor                   1.00000000         Interest Freq         Monthly           Deal Age            0

--------------------------------------


--------------------------------------
Cusip               N/A
Yield Table Date    12/19/2001
Yield Frequency     SemiAnnual
Yield Day Count     30/360

TREASURY CURVE
     2  3.0540     5  4.3880     10  5.0840     30  5.4786

SWAP CURVE
    2 yr   47.5000   3 yr   83.5000   5 yr   75.5000   7 yr   87.2500   10 yr   77.2500   20 yr   113.4600   30 yr   73.0000

PREPAY                  CPR 0           (!YM) CPR 25    (!YM) CPR 50    (!YM) CPR 75       (!YM) CPR 100
---------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------
               99.8591          6.63            6.63            6.63             6.63              6.63
               99.9216          6.63            6.63            6.63             6.63              6.62
               99.9841          6.62            6.62            6.62             6.62              6.62
              100.0466          6.61            6.61            6.61             6.61              6.61
              100.1091          6.60            6.60            6.60             6.60              6.60
              100.1716          6.59            6.59            6.59             6.59              6.59
              100.2341          6.58            6.58            6.58             6.58              6.58
              100.2966          6.57            6.57            6.57             6.57              6.57
              100.3591          6.56            6.56            6.56             6.56              6.56
              100.4216          6.55            6.55            6.55             6.55              6.55
              100.4841          6.55            6.55            6.55             6.55              6.54
              100.5466          6.54            6.54            6.54             6.54              6.54
              100.6091          6.53            6.53            6.53             6.53              6.53
              100.6716          6.52            6.52            6.52             6.52              6.52
              100.7341          6.51            6.51            6.51             6.51              6.51
              100.7966          6.50            6.50            6.50             6.50              6.50
              100.8591          6.49            6.49            6.49             6.49              6.49
              100.9216          6.48            6.48            6.48             6.48              6.48
              100.9841          6.48            6.48            6.48             6.48              6.47
              101.0466          6.47            6.47            6.47             6.47              6.46
              101.1091          6.46            6.46            6.46             6.46              6.46
---------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                    9.88            9.87            9.84             9.80              9.63
FIRST PRIN                11/15/2011      11/15/2011      11/15/2011       10/15/2011        08/15/2011
LAST PRIN                 11/15/2011      10/15/2011      10/15/2011       10/15/2011        08/15/2011
PAYMENT WINDOW                     1               2               2                1                 1
ACCRUAL FACTOR                0.4738          0.4738          0.4738           0.4738            0.4738
MOD DURATION @ 100.4841         7.06            7.06            7.04             7.02              6.93
SPREAD INTERP. @ 100.4841        148             148             148              149               151

                                                                     Page 5 of 6
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                  MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
12/19/2001     12:58:27    CARVE Version 640.0      /u/margol/deal/msdwc_01-TOP5/1217/top5.seq.updpxguid.1217.carve

MS      MS          SERIES 2001-TOP5 PRICED                            CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Class                    C                  Settlement Date       12/27/2001        Coupon              6.72000
Original Balance         28,655,000.00      Dated Date            12/01/2001        Delay               14
Current Balance          28,655,000.00      First Payment Date    01/15/2002        Lead Manager        Morgan Stanley & Co.
Credit Rating            A2/AAA             Next Payment Date     01/15/2002        Orig Deal Size      1,041,991,908.17
Market Desc              N/A                Payment Freq          Monthly           Num of Tranches     21
Factor                   1.00000000         Interest Freq         Monthly           Deal Age            0


--------------------------------------



--------------------------------------
Cusip               N/A
Yield Table Date    12/19/2001
Yield Frequency     SemiAnnual
Yield Day Count     30/360

TREASURY CURVE
     2  3.0540     5  4.3880     10  5.0840     30  5.4786

SWAP CURVE
    2 yr   47.5000   3 yr   83.5000   5 yr   75.5000   7 yr   87.2500   10 yr   77.2500   20 yr   113.4600   30 yr   73.0000

PREPAY                  CPR 0           (!YM) CPR 25    (!YM) CPR 50    (!YM) CPR 75       (!YM) CPR 100
---------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------
               99.8789          6.79            6.79            6.79             6.79              6.79
               99.9414          6.79            6.79            6.79             6.79              6.79
              100.0039          6.78            6.78            6.78             6.78              6.78
              100.0664          6.77            6.77            6.77             6.77              6.77
              100.1289          6.76            6.76            6.76             6.76              6.76
              100.1914          6.75            6.75            6.75             6.75              6.75
              100.2539          6.74            6.74            6.74             6.74              6.74
              100.3164          6.73            6.73            6.73             6.73              6.73
              100.3789          6.72            6.72            6.72             6.72              6.72
              100.4414          6.71            6.71            6.71             6.71              6.71
              100.5039          6.71            6.71            6.71             6.71              6.70
              100.5664          6.70            6.70            6.70             6.70              6.70
              100.6289          6.69            6.69            6.69             6.69              6.69
              100.6914          6.68            6.68            6.68             6.68              6.68
              100.7539          6.67            6.67            6.67             6.67              6.67
              100.8164          6.66            6.66            6.66             6.66              6.66
              100.8789          6.65            6.65            6.65             6.65              6.65
              100.9414          6.64            6.64            6.64             6.64              6.64
              101.0039          6.64            6.64            6.64             6.64              6.63
              101.0664          6.63            6.63            6.63             6.63              6.62
              101.1289          6.62            6.62            6.62             6.62              6.61
---------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                    9.88            9.88            9.88             9.88              9.63
FIRST PRIN                11/15/2011      11/15/2011      11/15/2011       10/15/2011        08/15/2011
LAST PRIN                 11/15/2011      11/15/2011      11/15/2011       11/15/2011        08/15/2011
PAYMENT WINDOW                     1               1               1                2                 1
ACCRUAL FACTOR                0.4853          0.4853          0.4853           0.4853            0.4853
MOD DURATION @ 100.5039         7.01            7.01            7.01             7.00              6.88
SPREAD INTERP. @ 100.5039        164             164             164              164               167

                                                                     Page 6 of 6
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.